SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 19, 1998


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
             (Exact name of registrant as specified in its charter)


      California                    333-24111                       33-0745418
(State or other jurisdiction      (Commission                     (IRS Employer
 of incorporation)                 File Number)              Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     WNC Housing Tax Credit Fund VI, L.P., Series 5("Series 5") has acquired a Local Limited Partnership Interest in Mansur Wood Living Center, L.P., an Illinois limited partnership ("MANSUR"). The Local Limited Partnership owns a single-family housing development in Carbon Cliff, Illinois (the "Property.")

     The following tables contain information concerning the Property and the Local Limited Partnership identified herein:


                                                                                                           LOCAL
                                        ACTUAL OR                                                          LIMITED
                                        ESTIMATED     ESTIMATED                             PERMANENT      PARTNER-
            PROJECT                     CONSTRUC-     DEVELOP-                              MORTGAGE       SHIP'S        YEAR
LOCAL       NAME AND                    TION          MENT COST    NUMBER OF    BASIC       LOAN           ANTICIPATED   CREDITS
LIMITED     NUMBER         LOCATION     COMPLETION    (INCLUDING   APARTMENT    MONTHLY     PRINCIPAL      TAX CREDITS   TO BE FIRST
PARTNERSHIP OF BUILDINGS   OF PROPERTY  DATE          LAND COST)   UNITS        RENTS       AMOUNT         (1)           AVAILABLE

MANSUR      Mansur Wood    Carbon Cliff December 1999 $10,935,484  46 2BR Units $304-673    $4,175,976     $9,044,610    2000
            Living Center  (Rock Island                            69 3BR Units $351-790    VSB (2)
            Apartments      County),
                           Illinois

            9 buildings


(1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, Series 5 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 5 was a limited partner of the Local Limited Partnership, and during which the Property was completed and in service.


(2) Valley State Bank ("VSB") will provide the mortgage loan for a term of 15 years at an annual interest rate not to exceed 8%. Principal and interest will be payable monthly, based on a 30-year amortization schedule. Outstanding principal will be due upon maturity.


Carbon Cliff (MANSUR): Carbon Cliff (population 1,500) is in Rock Island County, Illinois, in the northwest area known as the "Quad Cities" which include Davenport, Rock Island, Bettenfdorf and Moline, near the intersection of Interstate Highways 74, 80 and 88.


                                        LOCAL                                                                  ESTIMATED
                                        GENERAL                       SHARING RATIOS:                          ACQUISITION
LOCAL        LOCAL                      PARTNERS'                     ALLOCATIONS (4) AND                      FEES PAYABLE
LIMITED      GENERAL       PROPERTY     DEVELOPMENT   SHARING RATIOS: SALE OR REFINANCING  SERIES 5's CAPITAL  TO FUND
PARTNERSHIP  PARTNERS      MANAGER (1)  FEE (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTIONS(6)    MANAGER


MANSUR       Elderly Living LDI         $1,350,000    WNC: $5,000     98.99/.01/1          $6,446,347          $598,000
             Development,   Management                LGP: 70%        50/50
             Inc. (7)       Corp. (8)                 The balance:
                                                      50/50


(1) The maximum annual management fee payable to the property manager generally is determined pursuant to lender regulations. The Local General Partners are authorized to employ either themselves or one of their Affiliates, or a third party, as property manager for leasing and management of the Property so long as the fee therefore does not exceed the amount authorized and approved by the lender for the Property.


                                       3

(2) The Local Limited Partnership will pay its Local General Partners or an Affiliate of its Local General Partners a development fee in the amount set forth, for services incident to the development and construction of the Property, which services include: negotiating the financing commitments for the Property; securing necessary approvals and permits for the development and construction of the Property; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by Series 5.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 5 ("WNC") and the Local General Partners ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to WNC are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and Low Income Housing Credits of (i) Series 5,
(ii) WNC Housing, L.P., an Affiliate of the Sponsor which is the special limited partner, and (iii) the Local General Partners.

(5) Reflects the percentage interests of Series 5 and the Local General Partners, in any net cash proceeds from sale or refinancing of the Property, after payment of the mortgage loan and other Local Limited Partnership obligations.

(6) Series 5 will make its capital contributions to the Local Limited Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Properties have been fulfilled.

(7) Elderly Living Development, Inc. is an Illinois corporation formed in 1997. The corporation is owned by John McChurch, Margaret McChurch and Kenneth R. Kohrs. Elderly Living Development, Inc. has represented to Series 5 that, as of December 31, 1997, it had a total equity in excess of $2,500,000.

(8)  LDI Management Corp. currently manages 32 projects in Illinois.

Item 7.  Financial Statements and Exhibits


         a.       Financial Statements of Businesses Acquired.

                  Inapplicable.

         b.       Proforma Financial Information

                  Proforma Balance Sheet, June 30, 1998 (Unaudited) Notes to Proforma Balance Sheet

         c.       Exhibits

                  10.1 Amended and Restated Agreement of Limited Partnership of Mansur Wood Living Center, L.P.



                 WNC HOUSING TAX CREDIT FUND VI, L.P., Series 5
                       (A California Limited Partnership)
                             PROFORMA BALANCE SHEET
                                  June 30, 1998

                                     ASSETS
                                                               Historical           Proforma            Proforma
                                                                Balance            Adjustments          Balance

Cash and cash equivalents                                    $ 11,960,295           $ 281,320
                                                                                    1,644,250
                                                                                      (23,240)     $ 13,862,625

Subscriptions receivable                                        1,644,250          (1,644,250)                0

Loans receivable                                                  380,194                               380,194

Investment in limited partnerships                             10,443,594           9,603,757
                                                                                       23,240        20,070,591

Other assets                                                       27,432                   0            27,432
                                                             ------------         -----------       -----------

                                                            $  24,455,765          $9,885,077       $34,340,842
                                                             ============           =========        ==========


                                       LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES:

Payables to limited partnerships                               $2,874,296         $9,603,757        $12,478,053

Accrued fees and expenses due to general
  partner and affiliates                                        1,035,683                  0          1,035,683
                                                              -----------        -----------         ----------
                                                                3,909,979            9,603,757         13,513,736
                                                              -----------            ---------         ----------

PARTNERS' CAPITAL
  General partner                                                 (14,204)                (507)           (14,711)

  Limited partners                                             20,559,990              281,827         20,841,817
                                                             ------------            ---------       ----------
              Total partners' capital                          20,545,786              281,320         20,827,106
                                                             ------------            ---------       ----------

                                                              $24,455,765           $9,885,077        $34,340,842
                                                             ============          ===========        ===========

                                  - Unaudited -
                See Accompanying Notes to Proforma Balance Sheet
                                       FS-1

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
                       (A California Limited Partnership)
                         NOTES TO PROFORMA BALANCE SHEET


NOTE 1 - GENERAL

The information contained in the following notes to the proforma balance sheet is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 5 financial statements dated June 30, 1998. WNC Housing Tax Credit Fund VI, L.P., Series 5 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of June 30, 1998, the Partnership was admitted as majority limited partner in ten limited partnerships (Bradley Villas Limited Partnership, Chillicothe Plaza Apartments, L.P., Concord Apartment Partners, L.P., El Reno Housing Associates Limited Partnership, Hillcrest Heights L.P., Hughes Villa Limited Partnership, Mark Twain Senior Community Limited Partnership, Murfreesboro Villas Limited Partnership, Spring Valley Terrace Apartments L.L.C. and United Development Co., L.P. 97.2). Subsequent to June 30, 1998, the Partnership has acquired a limited partnership interest in two limited partnerships (United Development Co., L.P.
97.1 ("United 97.1")) and Mansur Wood Living Center ("Mansur"); and is negotiating to acquire the limited partnership interest in one other partnership. These investments commit the Partnership to capital contributions as follows:


   APT HOUSING THEODORE                  $  1,312,916
   UNITED 97.1                              1,844,494
   MANSUR                                   6,446,347
                                            ---------
                                         $  9,603,757

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The first adjustment to cash and the adjustment to partners' equity of $281,320, reflect the net proceeds from July 1, 1998 to September 19, 1998 from issuance of 362 units of limited partners' capital ($362,000 less notes receivable of $30,000, and commissions and offering costs of $50,680). The second adjustment to cash and the

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
                       (A California Limited Partnership)
               NOTES TO PROFORMA FINANCIAL STATEMENTS (Continued)



NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)

adjustment to subscriptions receivable of $1,644,250 reflect the collection of subscriptions receivable from the above sale of limited units and those units previously sold. The adjustments to investment in limited partnerships and notes payable to limited partnerships of $9,603,757 reflect the Partnership's acquisition of the three limited partnership interests as if the Partnership's date of acquisition was June 30, 1998. The second adjustment to investment in limited partnerships and the third adjustment to cash of $23,240 reflect the acquisition fee for the acquisition of the identified limited partnerships

The three apartment complexes were under construction or rehabilitation during the period presented and had no operations which should be reported. The Partnership uses the equity method of accounting to account for its investments in these local limited partnerships.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

Date: October 1, 1998           By:    WNC &  Associates, Inc.,
                                       General Partner

                                       By:      /s/ JOHN B. LESTER, JR.
                                                John B. Lester, Jr.,
                                                President

                                 EXHIBIT INDEX

Exhibit
Number                        Exhibit


10.1                          Amended and Restated Agreement of
                              Limited Partnership of Mansur Wood Living
                              Center, L.P.